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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549


                                       FORM 8-K


                                    CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (Date of earliest event reported):             MARCH 28, 2000




                              HORIZON GROUP PROPERTIES, INC.
                (Exact name of registrant as specified in its charter)


          MARYLAND                     0-24123               38-3407933
(State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)             File Number)         Identification No.)



77 WEST WACKER DRIVE, SUITE 4200
CHICAGO, ILLINOIS                                                  60601
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code           (312) 917-1500


           (Former name or former address, if changed since last report)

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Item 5.   OTHER EVENTS.

          On March 28, 2000, Horizon Group Properties, Inc. (the "Company") announced that it had executed a contract for the sale of seven of the Company's shopping centers.

          There can be no assurance that the contract will be consumated or that any transaction will occur.

          The press release with respect to the signing of the contract is attached hereto as Exhibit 99.11.

                                       2

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Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.



Number    Description
------    -----------

99.11 Press Release issued by the Company on March 28, 2000 regarding execution of a contract for the sale of seven shopping centers.

                                       3

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                                      SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              HORIZON GROUP PROPERTIES, INC.
                              (Registrant)

Date: March 31, 2000
                              By:    /s/ Gary J. Skoien
                                   ------------------------------
                              Name:      Gary J. Skoien
                              Title:     President and Chief Executive Officer


                                       4

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                                    EXHIBIT INDEX


Number    Description
------    -----------

99.11 Press Release issued by the Company on March 28, 2000 regarding execution of a contract for the sale of seven shopping centers.